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                                                                     Exhibit 4.4

                    SENIOR NOTE REGISTRATION RIGHTS AGREEMENT

         This SENIOR NOTE REGISTRATION RIGHTS AGREEMENT dated October 29, 2004 (the "Agreement") is entered into by and among Boise Cascade, L.L.C., a Delaware limited liability company (the "Company"), Boise Cascade Finance Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (together with the Company, the "Issuers"), the guarantors listed in Schedule 1 hereto (the "Guarantors"), J.P. Morgan Securities Inc. ("JPMorgan"), Lehman Brothers Inc., Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (collectively, the "Initial Purchasers").

         The Issuers, the Guarantors and the Initial Purchasers are parties to the Purchase Agreement dated October 15, 2004 (the "Purchase Agreement"), which provides for the sale by the Issuers to the Initial Purchasers of $250,000,000 aggregate principal amount of the Issuers' Senior Floating Rate Notes due 2012 (the "Securities") which will be guaranteed on an unsecured senior basis by each of the Guarantors and $400,000,000 aggregate principal amount of the Issuers' 7-1/8% Senior Subordinated Notes due 2014 which will be guaranteed on an unsecured senior subordinated basis by each of the Guarantors. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuers and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights with respect to the Senior Notes set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

         "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Exchange Dates" shall have the meaning set forth in Section 2(a)(ii) hereof.

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         "Exchange Offer" shall mean the exchange offer by the Issuers and the
Guarantors of Senior Exchange Securities for Registrable Securities pursuant to
Section 2(a) hereof.

         "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

         "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

         "Guarantors" shall have the meaning set forth in the preamble and shall also include any Guarantor's successors.

         "Holders" shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holders" shall include Participating Broker-Dealers.

         "Indenture" shall mean the Indenture relating to the Securities dated as of the date hereof, among the Issuers, the Guarantors and U.S. Bank National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

         "Initial Purchasers" shall have the meaning set forth in the preamble.

         "Inspector" shall have the meaning set forth in Section 3(a)(xiii) hereof.

         "Issuers" shall have the meaning set forth in the preamble and shall also include the successors of either of the Issuers.

         "JPMorgan" shall have the meaning set forth in the preamble.

         "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Issuers or any of their affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Issuers shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this

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Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

         "Participating Broker-Dealers" shall have the meaning set forth in
Section 4(a) hereof.

         "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble.

         "Registrable Securities" shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) when such Securities are sold pursuant to Rule 144 under circumstances after which such Securities are freely transferable under the Securities Act without registration or (iv) when such Securities cease to be outstanding.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Issuers and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Senior Exchange Securities or Registrable Securities), (iii) subject to clause (vii) and the exclusion of fees and expenses of Underwriters' counsel referred to below, all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency

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fees, (v) all fees and disbursements relating to the qualification of the
Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Issuers and the Guarantors, including the expenses of any special audits or "comfort" letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

         "Registration Statement" shall mean any registration statement of the Issuers and the Guarantors that covers any of the Senior Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Securities" shall have the meaning set forth in the preamble.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Senior Exchange Securities" shall mean senior notes issued by the Issuers and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Senior Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

         "Shelf Effectiveness Period" shall have the meaning set forth in
Section 2(b) hereof.

         "Shelf Registration" shall mean a registration effected pursuant to
Section 2(b) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by the Holders whose

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Registrable Securities are to be covered by such Shelf Registration Statement)
on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

         "Staff" shall mean the staff of the SEC.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time.

         "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

         "Underwriter" shall have the meaning set forth in Section 3(e) hereof.

         "Underwritten Offering" shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

         2. REGISTRATION UNDER THE SECURITIES ACT. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Issuers and the Guarantors shall use their reasonable best efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Senior Exchange Securities and (ii) have such Registration Statement declared effective and remain effective until the earlier of such time as the Participating Broker-Dealers shall have disposed of the Registrable Securities and 180 days after the closing of the Exchange Offer. The Issuers and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete the Exchange Offer not later than 60 days after such effective date.

         The Issuers and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the "Exchange Dates");

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(iii)    that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

         As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Issuers and the Guarantors that (i) any Senior Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Senior Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an "affiliate" (within the meaning of Rule 405 under the Securities Act) of either Issuer or any Guarantor and (iv) if such Holder is a broker-dealer that will receive Senior Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such Senior Exchange Securities.

         As soon as practicable after the last Exchange Date, the Issuers and the Guarantors shall:

(i) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuers and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Senior Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

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         The Issuers and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

         (b) In the event that (i) the Issuers and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by the date that is 270 days after the Closing Date or (iii) the Exchange Offer has been completed and, in the reasonable opinion of counsel for the Initial Purchasers, a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offer or sale of Registrable Securities originally purchased and still held by the Initial Purchasers, the Issuers and the Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC. To the extent a Shelf Registration Statement is required to be filed pursuant to clause
(ii) and the Exchange Offer is completed on a date which is later than 270 days after the Closing Date, upon the completion of the Exchange Offer, the Issuers and the Guarantors will no longer be required to file such Shelf Registration Statement, have such Shelf Registration Statement declared effective or continue the effectiveness of such Shelf Registration Statement, except as may be required pursuant to clause (i) or (iii).

         In the event that the Issuers and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Issuers and the Guarantors shall use their reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

         The Issuers and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) (or any similar rule then in force, but not Rule 144A) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable

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Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or are no longer outstanding (the "Shelf Effectiveness Period"). The Issuers and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably and timely requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable; PROVIDED that in the case of amendments (but not supplements) to the Shelf Registration Statement and the related Prospectus, the Issuers and Guarantors shall not be required to amend the Shelf Registration Statement and related Prospectus to add additional Holders more than three times per calendar quarter. The Issuers and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

         (c) The Issuers and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

         (d)      An Exchange Offer Registration Statement pursuant to
Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

         In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to the date that is 270 days after the Closing Date (the "Target Registration Date"), the interest rate on the Registrable Securities will be increased by (i) 0.50% per annum for the first 90-day period immediately following the Target Registration Date and (ii) an additional 0.50% per annum with respect to each subsequent 90-day period, in each case until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Securities become freely tradable under the Securities Act, up to a maximum of 1.00% per annum of additional interest.

         If the Shelf Registration Statement, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 60 days

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(whether or not consecutive) in any 12-month period, then the interest rate on the Registrable Securities will be increased by 1.00% per annum commencing on the 61st day in such 12-month period and ending on such date that the Shelf Registration Statement has again been declared effective or the Prospectus again becomes usable.

         (e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuers and the Guarantors acknowledge that any failure by the Issuers or the Guarantors to comply with their obligations under
Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' and the Guarantors' obligations under Section 2(a) and Section 2(b) hereof.

         3. REGISTRATION PROCEDURES. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Issuers and the Guarantors shall:

         (i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Issuers and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

         (ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Senior Exchange Securities;

         (iii) in the case of a Shelf Registration, furnish to each selling Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus as reasonably requested, including each preliminary Prospectus, and any amendment or supplement thereto, in order to facilitate the sale or other

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disposition of the Registrable Securities thereunder; and the Issuers and the
Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law and this Agreement by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law and this Agreement;

         (iv) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; PROVIDED that none of the Issuers or Guarantors shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

         (v) in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for such Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective,
(3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of either Issuer or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if either Issuer or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading

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and (6) of any determination by either Issuer or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

         (vi) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as possible and promptly provide notice to each Holder of the withdrawal of any such order;

         (vii) in the case of a Shelf Registration, if required, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

         (viii) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

         (ix) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Issuers and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Issuers and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission.

         (x) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf

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Registration Statement, to the Holders of Registrable Securities and their counsel) and make such of the representatives of the Issuers and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) available for discussion of such document; and the Issuers and the Guarantors shall not, at any time after initial filing of a Registration Statement, file any Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or any document that is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) shall reasonably object within 48 hours of receipt;

         (xi) obtain a CUSIP number for all Senior Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

         (xii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Senior Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

         (xiii) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of a majority in principal amount of the Registrable Securities being sold (an "Inspector"), which Inspector shall be reasonably acceptable to the Issuers, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by the Holders of a majority in principal amount of the Registrable Securities being sold and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Issuers and the Guarantors, and cause the respective officers, directors and employees of the Issuers and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; PROVIDED that if any such information is identified by either Issuer or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information (including such action as may be necessary to ensure that such disclosures are made in a manner compliant with the requirements of Regulation FD) to the extent such action (other than such action necessary to ensure that such disclosures are made in a manner compliant with the requirements of Regulation FD) is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter;

         (xiv) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by either Issuer or any Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

         (xv) if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Issuers have received notification of the matters to be so included in such filing; PROVIDED that in the case of amendments (but not supplements) to the Shelf Registration Statement and the related Prospectus, the Issuers and Guarantors shall not be required to amend the Shelf Registration Statement and related Prospectus to add additional Holders more than three times per calendar quarter; and

         (xvi) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, not more than one Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Issuers and their subsidiaries and the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, (2) obtain opinions of counsel to the Issuers and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain "comfort" letters from the independent certified public accountants of the Issuers and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of either Issuer or any Guarantor, or of any business acquired by either Issuer or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuers and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

         (b) In the case of a Shelf Registration Statement, the Issuers may require each Holder of Registrable Securities, as a condition to the inclusion of such Holder's Registrable Securities in a Shelf Registration Statement, to furnish to the Issuers such information in writing within 20 days after receipt of a request therefore regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Issuers and the Guarantors may reasonably request in writing. In addition, each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Issuers not materially misleading.

         (c) In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from the Issuers and the Guarantors of the happening of any event of the kind described in
Section 3(a)(v)(3) or 3(a)(v)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Issuers and the Guarantors, such Holder will deliver to the Issuers and the Guarantors all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice. Notwithstanding anything herein to the contrary, the Issuers and the Guarantors may allow the Shelf Registration Statement to cease to be effective if the board of directors or managers, as applicable, of the Issuers determines in good faith (and not for the purpose of avoiding or limiting the obligations of the Issuers or Guarantors under this Agreement) that it is in the best interests of the Issuers not to disclose the existence of facts surrounding any proposed or pending material corporate transaction involving the Issuers or the Guarantors, and the Issuers notify the Holders of Registrable Securities promptly after such board of directors or manager, as applicable, makes such determination; provided, however, that the period referred to in section 2(b) during which the Issuers and the Guarantors agree to use their reasonable best efforts to keep such Shelf Registration Statement effective shall be extended by the number of days during which such Shelf Registration Statement was not effective pursuant to the foregoing provision.

         (d) If the Issuers and the Guarantors shall give any notice pursuant to Section 3(c) hereof to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Issuers and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Issuers and the Guarantors may give any such notice only twice during any 365-day period, such suspensions shall not exceed 45 days for each suspension and 75 days in the aggregate during any 365-day period and there shall not be more than two suspensions in effect during any 365-day period.

         (e) The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an "Underwriter") that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering.

         4. PARTICIPATION OF BROKER-DEALERS IN EXCHANGE OFFER. (a) The Staff has taken the position that any broker-dealer that receives Senior Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Senior Exchange Securities.

         The Issuers and the Guarantors understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Senior Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Senior Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Senior Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

         (b) In light of the above, and notwithstanding the other provisions of this Agreement, the Issuers and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement until the earlier of (i) such time as the Participating Broker-Dealers shall have disposed of the Registrable Securities and (ii) 180 days after the closing of the Exchange Offer (as such period may be extended pursuant to Section 3(d) of this Agreement), if requested by the Initial Purchasers or by one or more Participating

Broker-Dealers, in order to expedite or facilitate the disposition of any Senior Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Issuers and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 4.

         (c) The Initial Purchasers shall have no liability to either Issuer, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

         5. INDEMNIFICATION AND CONTRIBUTION. (a) Each Issuer and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Issuers in writing through JPMorgan or any selling Holder expressly for use therein; PROVIDED, that with respect to any such untrue statement in or omission from any preliminary prospectus, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of any Initial Purchaser or any Holder to the extent that the sale to the person asserting any such losses, claims, damages or liability was an initial resale by such Initial Purchaser or Holder and any such losses, claims, damages or liability of or with respect to such Initial Purchaser or Holder results from the fact that both (i) a copy of the final prospectus that was required to be sent or given to such person was not sent or given to such a person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Issuers or the Guarantors with the provisions of Section
3. In connection with any Underwritten Offering permitted by Section 3, the Issuers and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

         (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Issuers and the Guarantors, each officer of the Issuers and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Issuers, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuers in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

         (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnification may be sought (the "Indemnifying Person") in writing; PROVIDED that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and PROVIDED, FURTHER, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) counsel for the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by JPMorgan, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

         (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors from the offering of the Securities and the Senior Exchange Securities, on the one hand, and by the Holders from receiving Securities or Senior Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the

Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Issuers, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by PRO RATA allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Senior Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

         (g)      The indemnity and contribution provisions contained in this
Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuers or the Guarantors or the officers or directors of or any Person controlling the Issuers or the Guarantors, (iii) acceptance of any of the Senior Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

         6.       GENERAL.

         (a) NO INCONSISTENT AGREEMENTS. Each of the Issuers and the Guarantors represents, warrants and agrees that (i) the rights granted to the

Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by either of the Issuers or any Guarantor under any other agreement and (ii) none of the Issuers or Guarantors has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; PROVIDED that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

         (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this
Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Issuers and the Guarantors, initially at the Issuers' address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

         (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; PROVIDED that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuers or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

         (e) THIRD PARTY BENEFICIARIES. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

         (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) HEADINGS. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

         (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (j) MISCELLANEOUS. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Issuers, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                              BOISE CASCADE, L.L.C.,

                                              by /s/ Tom Carlile
                                                ---------------------------
                                                 Name: Tom Carlile
                                                 Title: Chief Financial Officer


                                              BOISE CASCADE FINANCE
                                              CORPORATION,

                                              by /s/ Tom Carlile
                                                ---------------------------
                                                 Name: Tom Carlile
                                                 Title: Chief Financial Officer


                                              BOISE CASCADE HOLDINGS, L.L.C.,

                                              by /s/ Tom Carlile
                                                ---------------------------
                                                 Name: Tom Carlile
                                                 Title: Chief Financial Officer


                                              BOISE WHITE PAPER, L.L.C.,

                                              by /s/ Tom Carlile
                                                ---------------------------
                                                 Name: Tom Carlile
                                                 Title: Chief Financial Officer


                                              BOISE PACKAGING & NEWSPRINT,
                                              L.L.C.,

                                              by /s/ Tom Carlile
                                                ---------------------------
                                                 Name: Tom Carlile
                                                 Title: Chief Financial Officer

                                             BOISE BUILDING SOLUTIONS
                                             MANUFACTURING, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE BUILDING SOLUTIONS
                                             DISTRIBUTION, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE LAND & TIMBER HOLDINGS
                                             CORP.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE LAND & TIMBER CORP.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE BUILDING SOLUTIONS
                                             MANUFACTURING HOLDINGS CORP.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer

                                             BC CHILE INVESTMENT
                                             CORPORATION,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BC BRAZIL INVESTMENT
                                             CORPORATION,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE WHITE PAPER HOLDINGS
                                             CORP.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             MINNESOTA, DAKOTA & WESTERN
                                             RAILWAY COMPANY,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             INTERNATIONAL FALLS POWER
                                             COMPANY,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer

                                             BC CHINA CORPORATION,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE CASCADE TRANSPORTATION
                                             HOLDINGS CORP.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BCT, INC.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE CASCADE AVIATION, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE CENTRAL WASHINGTON
                                             LAND & TIMBER, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer

                                             BOISE NORTHEAST WASHINGTON
                                             LAND & TIMBER, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE NORTHWEST OREGON
                                             LAND & TIMBER, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE SOUTHERN OREGON
                                             LAND & TIMBER, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE NORTHEAST OREGON
                                             LAND & TIMBER, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE IDAHO LAND & TIMBER, L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer

                                             BOISE MINNESOTA LAND & TIMBER,
                                             L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE LOUISIANA LAND & TIMBER,
                                             L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer


                                             BOISE ALABAMA LAND & TIMBER,
                                             L.L.C.,

                                             by /s/ Tom Carlile
                                               ---------------------------
                                                Name: Tom Carlile
                                                Title: Chief Financial Officer

Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
 several Initial Purchasers


By /s/ [Illegible]
  ---------------------------------
        Authorized Signatory

                                                                      Schedule 1

                                   GUARANTORS

Boise Cascade Holdings, L.L.C.
Boise White Paper, L.L.C.
Boise Packaging & Newsprint, L.L.C.
Boise Building Solutions Manufacturing, L.L.C.
Boise Building Solutions Distribution, L.L.C.
Boise Land & Timber Holdings Corp.
Boise Land & Timber Corp.
Boise Building Solutions Manufacturing Holdings Corp.
BC Chile Investment Corporation
BC Brazil Investment Corporation
Boise White Paper Holdings Corp.
Minnesota, Dakota & Western Railway Company
International Falls Power Company
BC China Corporation
Boise Cascade Transportation Holdings Corp.
BCT, Inc.
Boise Cascade Aviation, L.L.C.
Boise Central Washington Land & Timber, L.L.C.
Boise Northeast Washington Land & Timber, L.L.C.
Boise Northwest Oregon Land & Timber, L.L.C.
Boise Southern Oregon Land & Timber, L.L.C.
Boise Northeast Oregon Land & Timber, L.L.C.
Boise Idaho Land & Timber, L.L.C.
Boise Minnesota Land & Timber, L.L.C.
Boise Louisiana Land & Timber, L.L.C.
Boise Alabama Land & Timber, L.L.C.